Exhibit 99.1

Gulf United Energy
February 2012
Confidential
Gulf United Energy

Forward Looking Statements
This presentation may contain forward-looking statements about the business, financial condition and prospects of the Company. Forward-looking statements, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “goal,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this presentation include, without limitation, the Company’s expectations of the oil initially in place, undiscovered resources, gross prospective barrels of oil equivalent, net prospective barrels of oil equivalent, net risked prospective barrels of oil equivalent, drilling success rates, resource information and other performance results. These statements are made to provide the public with management’s current assessment of the Company’s business, and it should not be assumed that these reserves are proven recoverable as defined by SEC guidelines or that actual drilling results will prove these statements to be correct. Although the Company believes that the expectations reflected in forward-looking statements are reasonable, there can be no assurances that such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this presentation. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan.

EXECUTIVE OFFICERS

John B. Connally III
Chief Executive Officer

- Founding Director of Nuevo Energy, a NYSE listed Houston based E&P company
- Founder and former CEO of Pure Energy and Pure Gas Partners, a private E&P company with operations in New Mexico
- Associations with Back Nine Energy Partners, Pin Oak Energy, and Commodore Energy Partners
- Director, Chairman of Compensation Committee and member of the Audit Committee of Endeavour International Corp.
- Former Partner at Baker Botts, specializing in corporate finance and M&A in the energy space

James C. Fluker III
Vice President Exploration

- Professional geophysicist and geologist with over 30 years of experience in petroleum exploration
- Previous tenures at Exxon, British Gas, and Nippon Oil Exploration
- Consultant to SK Energy, Teikoku, and Consolidated Contractors Company
- Expertise in acquisition and interpretation of seismic data for onshore/offshore and domestic/international
- Proven record of accomplishment of oil discovery in South America, North Africa, and Middle East
- Speaks, reads, and writes Spanish fluently

Ernest B. Miller IV
Executive Vice President

- 20 years of development, operations, and financial experience with energy companies in the US, Canada, and United Kingdom
- Partner in Rodeo Development, a private E&P company that was sold in 2008
- Former Director of Finance at Calpine specializing in project finance and A&D of natural gas reserves
- Associations with Daytona Energy, BPZ Energy, and Tiger Midstream

Jim D. Ford
Executive Vice President

- Over 30 years of experience in the energy sector
- Senior international negotiator with Santa Fe Energy Resources Inc.
- Extensive international exposure in South America, Africa, Former Soviet Union, and Asia
- Responsible for the negotiations of the first ever production sharing agreement in onshore China
- Associations with Rodeo Development, Riata Resources, Intercap Resource Management, and Daytona Energy

Confidential

GulfUnited ENERGY

3

Contemplated Offering Issuer:  Gulf United Energy, Inc. OTCBB Symbol:  GLFE Security Offered:  Common Stock Offering Size: $15,000,000
Offering Type: Private Placement Use of Proceeds: Pay obligations under existing farmout agreements, capital expenditures , and general corporate purposes Fully Diluted Shares Outstanding: ~460,268,000 Placement Agent:  Wunderlich Securities, Inc. Expected Pricing Date:  March 1, 2012 Potential Buyers :  Accredited investor only Registration Rights : Unregistered; Company to file registration statement 60 days following the closing of this offering and use all reasonable efforts to cause the registration to become effective within 180 days of close

Company Overview
Gulf  United  Energy  (“Gulf  United”  or  the “Company”) is a development stage oil and gas exploration company.  The  Company’s oil and gas exploration activities are primarily focused on development of concessions in central Colombia and offshore Peru.  Gulf United has entered into definitive agreements to participate in two hydrocarbon exploration blocks operated  by SK Innovation of Seoul, South Korea. Market Data as of February 14, 2012 Exchange / Ticker: OTCBB / GLFE Price:$0.25 / share Shares Outstanding: ~460.268 million Market Capitalization: ~$115.1 million Debt Outstanding:None 52 Week Price Range:$0.16 – $0.56 Avg. Daily Volume (3 mos.):0.162 million Operations Summary Colombia Operations Summary • Block CPO-4 (12.5% non-operated WI) • 345,592 gross acres (43,200 net) in Llanos Basin • Operated by SK Innovation Peru • Block Z-46 (40% non-operated WI) • 2,803,411 gross acres (1,121,364 net) in Trujillo Basin • Operated by SK Innovation • Block 24 (5% non-operated WI) • 276,137 gross acres (80,000 offshore) • Operated by Upland Energy • TEA I, II, III, IV (2% non-operated WI) • Comprises 40,000,000 gross acres • Onshore, western flank of Andes • Operated by Upland Energy

Strong Operating PartnerSK Innovation (formerly SK Energy)- Subsidiary of SK Group, one of South Korea’s largest industrial conglomerates•       Integrated business model includes refining, petrochemical, and E&P•       Average daily production of 74,000 bbls at the end of 2010•       Currently active in 29 oil and gas blocks in 16 countries
•       Over 500 million BOE of proved reserves•       Korea’s largest petroleum refiner operating over 1 million barrels of capacity•       Currently involved in 4 LNG projects•       SK Innovation’s revenues exceeded $38 billion in 2010• SK Innovation Bogotá branch office oversees operations of three blocks, including CPO-4

ASSET BASE – CPO-4

CPO-4 Trend Characteristics

- Multiple stacked reservoirs (Mirador, Guadalupe, and Une)
- High quality light oil (30-45 API)
- Favorable reservoir characteristics: 30% porosity and 2D permeability

Llanos Basin Profile

- Basin covers ~125,000 square miles
- Geographic formations: Upper Cretaceous, Paleocene, and Eocene
- Currently over 25 operators including: Exxon, Chevron, Shell, Petro Bras, Repsol, Total, Occidental, *BP, and Ecopetrol*

CPO-4 Working Environment

- ~25 km from pumping station on a 26 inch pipeline
- Ease of access roads
- No indigenous reservation area


Santiago Complex
Apiay
Castilla
PETROMINERALES
Corcel
Guatiquia
Candelilla-3
Candelilla-2
Candelilla-1
10 km

Source: Petrominerales

Confidential
GulfUnited ENERGY
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CP0-4 Reservoir Distribution Thrust Plan Corcel Play Negritos Play Barco Une Guadalupe Marador

CP0-4 MULTI RESERVOIR CROSS SECTION BASAMENTO CRISTALINO GACHETA GENERADOR SOURCE: HOUSTON AMERICAN ENERGY

Peru Z-46 Overview• Offshore Peru- Trujillo Basin• Water Depth: 50m - 1,000m• Area – 2,803,411 acres• SK Innovation 60%• Gulf United 40%
Phase 1	• Existing 2D Data reprocessed– 5,684 km completed • Sea bed Coring– MET method (Microbial Exploration Technology) (1stStage Completed)
Phase 2	• New 2D seismic– Acquisition• 56 lines: 2,904 km (Acquired)– Processing (Q1 2011)– Interpretation (Q2 2011)
Phase 3	• Focused 3D based on 2D interpretation to identify well location
Phase 4	• 1st Exploration Well
Asset Base - Z-46

Multiple tertiary prospects and multiple Cretaceous/Paleozoic•Two Repsol wells (1999) on the block reported oil shows •Recently reprocessed 2D data indicates sand rich fan deposition that was previously undetected

ASSET BASE – BLOCK 24

Peru Block 24 Overview

- Gulf United owns a 5% non-operating working interest
- Comprised of 276,137 acres (~80,000 offshore)
- Operator estimates offshore risked prospective resource of 50 MMBO
- Recent oil and gas discoveries
  - Onshore (Olympic)- North & South of Block 24
  - Offshore (Petrotech)- South of Block 24



Recent Oil Discoveries
Oil Fields
>6000 BOPD
(Mercantile & Olympic)
Pipeline to Paita
PIURA
BLOCK
XXIV
Gas Field (Olympic)
20 MMcfd capacity
GLFE
Prospective Areas
Oil Field (Petrotech)
3000 BOPD

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GulfUnited ENERGY

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Asset Base - Techinical Evaluation Area (TEA)PERU TEA I, II, III, IV• Gulf United owns a 2% non-operating interesting in TEAs•      Able to buy-in up to 35% of TEAs•      40,321,163 total gross acres• Initial plan to perform satellite imaging, aeromagnetic & gravity surveys, and geological sampling & analysis• Exclusive rights to negotiate with the Peruvian Government for an exploration contract on any prospective areas identified through the TEA agreement

RECENT DEVELOPMENTS

- Tamandua-1 Exploration Well
  - Well drilled to total depth of 15,563 feet
  - LWD and mud log indications of ~770 feet of possible net pay
  - Significant indicators of oil
    - Mud log shows
    - Gas Chromatograph data
    - High resistivity of sands
  - Currently running open-hole diagnostic tools to evaluate multiple reservoirs
- Scheduled rig mobilization to second site (Negritos)
- Anticipated extended well test of Tamandua-1 to commence in mid-February
- 5 additional wells permitted and 3 additional locations built
- Strong correlation between Tamandua-1 and Apiay field

Confidential

GulfUnited ENERGY

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CPO-4: Planned Drilling Locations Drilling Schedule 1) Tamandue-1 2) Cachire-1 3) Zorro Gris-1 4) Chacharo-1

Expected sands include:•       C-7•       C 9•       Mirador•       Barco•       Guadalupe•       Gacheta•       Une•       Well Drilled to 15,563 feet•       Possible net pay encountered•       770 feet•       Currently Conducting Open-Hole Diagnostic Tests

Llanos Foothills Well Profile (1) Well Cost ($MM) $15-$20Area (acres) 100-500Pay Sand Thickness (ft.) 150-350Bbls per Acre-ft. 500 Recoverable Oil (MMBO) 7.5-90 EUR/well (MMBO)2.5-10S ection  Pay (ft.)C-7 200C-9 140Primary Zones 430Total 770 (1) Llanos Basin Foothills type well profile reflects economic and reserve information derived from company presentations, analyst reports, and other industry publications (2) Possible net pay sand thickness is based on analysis of LWD and mud logging data from the Tamandua-1 well and does not necessarily equate to pay sand thickness

2011 OPERATIONS SUMMARY

Achievements

CPO-4

- ✓ February 2011 Capital Raise and Share Registration
- ✓ Delivery and Refurbishment of Rig
- ✓ Drilled and Logged Tamandua #1
- ✓ 6 Wells Permitted, 4 Sites Designated, and 3 Locations Built
- ✓ Additional 3-D Seismic Analysis
- ✓ Expanded prospect mapping on CPO-4 based on Tamandua-1 drilling results

Z-46

- ✓ Completed Infill 2-D Seismic Shoot on a portion of Z-46
- ✓ Validated multiple prospects and structures on Z-46
- ✓ Scheduled: 3-D Seismic Acquisition for October 2012

Outstanding Items

- ❑ ANH Approval of CPO-4 Assignment
- ❑ Testing of Tamandua #1
- ❑ Drilling and Testing of Cachire-1 (Negritos)
- ❑ Perupetro Approval of Block Z-46 Assignment

Confidential

GulfUnited ENERGY

18

(in millions)
	Sources		Us es
Contemplated Offering	$ 15.0	CPO-4: Seis mic Reimburs ement	$ 4.0
		CPO-4: Drilling Cos ts	3.2
		Z-46: Pas t Cos ts , Seis mic & JOE	4.1
		General Corporate & WC	2.4
		Offering Expens es	1.3
Offering Sources & Us es	$ 15.0		$ 15.0